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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 28, 2006



                              Fortune Brands, Inc.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     1-9076                    13-3295276
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)


                               520 Lake Cook Road
                               Deerfield, IL 60015
               (Address of Principal Executive Offices) (Zip Code)

                                  847-484-4400
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ]  Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)

     [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
           Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.   Results of Operations and Financial Condition.

             The following information is provided pursuant to Item 2.02 of Form 8-K, "Results of Operations and Financial Condition" and Item 7.01 of Form 8-K "Regulation FD Disclosure." Registrant is furnishing its press release dated April 28, 2006, which reports Registrant's first quarter 2006 as well as certain guidance for 2006. The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 7.01.   Regulation FD Disclosure.

             See "Item 2.02. Results of Operations and Financial Condition" above.

Item 9.01.   Financial Statements and Exhibits.

      (d)
      99.1 Press Release of Fortune Brands, Inc. dated on April 28, 2006, is being furnished pursuant to Items 2.02 and 7.01.


                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FORTUNE BRANDS, INC.
                                             (Registrant)



                                          By: /s/ Mark A. Roche
                                              -------------------------------
                                              Name:   Mark A. Roche
                                              Title:  Senior Vice President,
                                                      General Counsel
                                                      and Secretary

Date:  April 28, 2006


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                                                             Exhibit Index


         Exhibit Number                    Description
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              99.1       Press Release of Fortune Brands, Inc. dated on
                         April 28, 2006, is being furnished pursuant to Items 2.02 and 7.01.